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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              -------------------

                                  FORM 8-K/A

                      AMENDMENT TO APPLICATION OR REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                              -------------------

                              FAY'S INCORPORATED
            (Exact name of registrant as specified in its charter)

                                    0-5179
                           (Commission File Number)

   State of New York                                            16-0919350
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

             7245 HENRY CLAY BOULEVARD, LIVERPOOL, NEW YORK 13088
                   (Address of principal executive offices)
      Registrant's telephone number, including area code: (315) 451-8000

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The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K Report filed on December 15, 1995 as set forth in the pages attached hereto:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 2 - Asset Purchase Agreement by and among Wheels Discount Auto Supply, Inc., Fay's Incorporated and Western Auto Supply Company Dated October 20, 1995.

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                FAY'S INCORPORATED
                                                ------------------
                                                   (Registrant)

                                                /s/ James F. Poole, Jr.
                                                -----------------------
                                                James F. Poole, Jr.
                                                Senior Vice President-Finance
                                                and Chief Financial Officer
                                                Dated: December 18, 1995
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                                 EXHIBIT INDEX

        Exhibit 2 - Asset Purchase Agreement by and among Wheels Discount Auto Supply, Inc. , Fay's Incorporated and Western Auto Supply Company dated October 20, 1995.